Exhibit 99.1

M e d i c a r e M e d i c a i d C o m m e r c i al O th e r T h i r d P a r t i es F u l l - r i s k P art i a l - r i sk F u l l - r i s k P art i a l - r i sk C a p i t at i o n , n e t R i s k P o o l S et t l e m e n t s & I n c e nt i v e s M a n a g e m e n t F e e I n c o me F e e - f or - s er v i c e, n e t O th e r In c o me

• • • • •

Gr o w a d i f f ere n ti a t ed p r o v i d er ne t w o rk B e nd t he c o s t c u r ve I n v e s t i n p a ti e n t p r o gr a m s , p re v en t i v e c a re and c are m a nageme nt Car e E na b le m e nt Care Par t ners

2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 Q 1 2 0 2 6 2 0 2 6 E Q 1 2 0 2 6 2 0 2 6 E

1 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% - $50.0 $10 0 .0 $15 0 .0 $20 0 .0 $25 0 .0 G & A ( $ M ) G & A % o f R e v e n ue F Y 2 0 2 3 F Y 2 0 2 4 F Y 2 0 2 5 Q 1 2 0 2 5 Q 1 2 0 26

investors@astranahealth.com

Investor Presentation

May 2026



Astrana Health

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA, adjusted EPS - diluted or other financial items, such as the Company's projected capitation and future liquidity, as well as statements regarding the material weakness in internal control over financial reporting and the Company's ability to remediate such material weakness in a timely manner and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's last Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana, and adjusted EPS – diluted of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. This presentation also contains the non-GAAP financial measure free cash flow, of which the most directly comparable financial measure presented in accordance with U.S GAAP is net cash provided by operating activities. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA, Adjusted EBITDA margin, adjusted EPS – diluted, and free cash flow as supplemental performance measures of our operations, for financial and operational decision-making, and as supplemental means of evaluating period-to-period comparisons on a consistent basis, and, for free cash flow, to reflect the cash flow trends in our business. Adjusted EBITDA is calculated as earnings before interest expense, interest income, income taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and, for periods on or prior to December 31, 2023, APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. Adjusted net income attributable to Astrana is calculated as net income, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, amortization of intangible assets attributable to acquisitions, certain tax adjustments, and amounts related to net income or loss attributable to non-controlling interests. The Company defines adjusted EPS - diluted as adjusted net income attributable to Astrana over weighted average shares of common stock outstanding - diluted. The Company defines free cash flow as net cash provided by operating activities minus cash used in purchases of property and equipment.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana, adjusted EPS – diluted, and free cash flow differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

Healthcare is fragmented, expensive, and failing both patients and providers

Insufficient
& costly access to quality care

Poor
provider and patient satisfaction

Limited
technology & coordinated care



IT
Credentials
?
PR
Quality
Coding
Claims
Billing
Clearinghouse
Providers
Clinics
Hospitals
Labs
Diagnostics
Referrals
Authorization
Data Aggregation
Contracting
Reporting
Patients
Anthem. BlueCross
aetna
Cigna
Humana
CENTENE Corporation
United Healthcare
Medicare
Medicaid
Many More Payers

Astrana replaces fragmentation with a coordinated operating model

Status quo payment model



+ ~20 Other Payers
Primary care
Multi-specialty
Hospital

FFS Payments

Astrana Health delegated financial model



+ ~20 Other Payers
Astrana
Care Partners
Astrana provider group
Hospital

% of premium   FFS & VBC arrangements

Benefits under the Astrana Health delegated financial model

1

Members

stay in the Astrana ecosystem across payers and LOB[1], allowing Astrana to invest in our members' longitudinal health

2

Providers

in the Astrana ecosystem partner with us across their entire panel across all payer types and LOB, receive care coordination and management support, and experience reduced admin. burden

3

Payers

partner with Astrana to help bend the cost curve, reduce MCR[2] volatility, achieve higher quality, and grow differentially

1. Line of business
2. Medical Cost Ratio

Delegated risk gives Astrana visibility, control, and economic alignment that other value-based care models lack



Status quo
aetna
cigna
Elevance Health
CENTENE
Humana
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Primary care
Multi-specialty
Hospital
Risk-bearing org (No admin. delegation)
aetna
cigna
Elevance Health
CENTENE
Humana
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Primary care
Multi-specialty
Hospital
RBO² (NO ADMIN. DELEGATION)
Risk-bearing org (admin. delegation)
aetna
cigna
Elevance Health
CENTENE
Humana
MOLINA HEALTHCARE
United Healthcare
+ ~20 Other Payers
Astrana DELEGATED RBO²
Primary care
Multi-specialty
Hospital

---- Claims & Admin.

— (Benchmark- TCOC¹) in arrears ---- Claims & Admin.

— % of premium ---- Claims and Admin

Payer-like administrative services	Risk-bearing org (No admin. delegation)	Risk-bearing org (admin. delegation)
Contracting / Network on provider group paper		✓
Credentialing provider network		✓
Network management within provider ecosystem		✓
Claims payment		✓

Financial risk without visibility and control can be volatile

1. Total cost of care
2. Risk-bearing organization

Astrana has built the AI-native operating platform for healthcare

Application Layer

Applications

- **Atlas** — *Point-of-care workspace*
- **AstraConnect** — *EHR-embedded provider workspace*
- **Member360** — *Longitudinal member record*
- **AYCE** — *Care access orchestration*
- **Pathways** — *Care management orchestration*
- **AstranaCare** — *Patient engagement platform*

AI Agents

- **Next Best Action** — *Clinical workflow orchestration*
- **Care Navigation** — *Referral & authorization automation*
- **Claims** — *Claims adjudication & integrity*
- **Patient Engagement** — *Automated member outreach*

Decision Intelligence

- **Machine Learning & AI Models** — *Risk stratification · Readmissions · Decision optimization · Fraud detection*
- **Quality & Risk Engines** — *NCQA Certified*

Astrana Ontology

Astrana Ontology
Unified clinical and financial semantic layer

Unified Data Layer

Constellation Lakehouse

100+ *Sources*

Real-time *Streaming*

Data Harmonization

- Data Unification
- Identity Resolution
- Standardization

Data Sources

EMR · HIE · ADT · Claims · Prior Auths · Labs & Orders · Health Plans · CMS · +100s more

Astrana's AI-native operating system enables repeatability at scale

From our start in one market,

Example Network: Astrana in San Gabriel Valley[1]


134
PASADENA
SOUTH PASADENA
SAN MARINO
ALHAMBRA
10
MONTEREY PARK
SOUTH
SAN GABRIEL
710
60
60
60
Primary care
Specialists
Hospitals
Employed
Risk-bearing organization

we've scaled across new markets nationwide

Example Market: Astrana in Southern Nevada[1]


215
15
11
NORTH LAS VEGAS
612
LAS VEGAS
PARADISE
159
159
159
11
215
SPRING VALLEY
15
HENDERSON
ENTERPRISE
612
Primary care
Specialists
Hospitals
Employed
Risk-bearing organization

1. Providers shown are affiliated and/or employed providers.

Astrana has proven its model across 16 markets nationwide



	2019	2020	2021	2022	2023	2024	2025
# of Markets	3	3	4	6	6	11	16

Our model delivers better access, quality, and outcomes for patients

14%
shorter inpatient length of stay vs benchmark[2]

67%
Fewer hospital admissions than benchmark[1]



Leslie R. Los Angeles, CA
AMG
PCP Clinic

70%
of prior authorizations auto-approved, driving increased access for patients with instantaneous approvals[3]

Example Patient Journey

1. Astrana's AI agent contacts Leslie to schedule her Annual Wellness Visit



Marie Chen (ID: 123456789)
Eligibility
Joined ABC health plan
Eligible 01/01/24 - present
Call patient
Home 123-456-7890
Call
Mobile 123-456-7890
Call
Show More
Did the patient pick up?
Yes
No
Did the patient agree to enroll?
Yes
No
Schedule appointment
Appointment with Caroline Mao

2. Leslie visits an AstranaCare clinic, where a cardiology consult is advised given Leslie's recent lab results, surfaced through Astrana's EHR-integrated point of care software



AstranaCare

3. A prior authorization for cardiology is automatically queued for Leslie's PCP and is auto-approved by our care navigation agent; our scheduling agent helps Leslie book her cardiology visit



Astrana Health
AYCE
Productivity Report
Workflow
Authorizations
Cases
Member Search
Provider Search
Denials
Admin
Log Out
Dashboard
AAMG
Total Open Auths
TAT At Risk
Urgent
ADV
Total Open Auths
TAT At Risk
Urgent
Total Open
TAT At Risk
Urgent
Queue
Auth No
Request Date
Auth Status

4. Leslie sees her cardiologist same-day. Leslie's PCP sees the relevant medical records in her point of care tool and our care management agent incorporates the results into Leslie's care plan



Source: Centers for Medicare and Medicaid Services; Note: Excludes CHS patients; All names, images, and situations presented are for illustrative purposes only.

1. Legacy Astrana Health figures based on 2025 Medicare utilization rates across all IPAs compared to most recent available CMS benchmark.
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Medicare Advantage benchmark.
3. Care Partners equipped with automated prior authorizations; Excludes CHS providers.

We deliver outcomes at scale through a diversified and growing platform

1.55 million

members in value-based arrangements[3]

Providers caring for our members	20,000+
Robust provider retention	99% Average annual provider retention[1]
Experienced providers	11.1 Average provider tenure of Care Partners providers[2]
Payer partners	20+



Revenue by Type[4]
1%
2%
1%
92%
4%
Capitation, net
Risk Pool Settlements & Incentives
Management Fee Income
Fee-for-service, net
Other Income
Revenue By Payer Type[4]
63%
24%
9%
4%
Medicare
Medicaid
Commercial
Other Third Parties
Revenue by Risk Arrangement[4,5]
80%
40%
Full-risk
Partial-risk
Members by Risk Arrangement[3]
40%
60%
Full-risk
Partial-risk

1. Based on Q1 2026 Care Partners provider network.
2. Based on 2025 Care Partners provider network.
3. Members by risk arrangement represent Care Partners membership only as of March 31, 2026.
4. Revenue for the quarter ended March 31, 2026.
5. Revenue by risk arrangement represents capitation revenue only.

The result: durable, compounding financial performance


Revenue ($ in millions)
~32% CAGR
$561
$687
$774
$1,144
$1,387
$2,035
$3,182
$3,800-
$4,100
2019
2020
2021
2022
2023
2024
2025
2026E


Adj. EBITDA ($ in millions)
~25% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$170.4
$205.4
$250-
$280
2019
2020
2021
2022
2023
2024
2025
2026E

Clear visibility into continued 15-20% growth over the medium term

Astrana Health

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information.

Our growth algorithm compounds through four reinforcing pillars

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

Q1 2026 reflects strong execution across all four growth pillars

Growth	✦ Astrana now serves 1.55 million patients in value-based arrangements ✦ Approximately 1.3 million members in our Care Partners segment
Risk Progression	✦ 80% of Q1 2026 revenue from full-risk arrangements ✦ Anticipate ~81% of revenue from full-risk arrangements by the end of 2026 ✦ Continued prudent shift toward full-risk, accountable care contracts
Outcomes and Cost	✦ Medical cost trends across both Prospect and core Astrana remained firmly within expectations for the quarter ✦ Strong engagement in Annual Wellness Visits, supporting earlier intervention and improved care coordination
Operating Leverage	✦ On track to achieve high end of $12-15M synergy range related to Prospect ✦ AI-native operating system has led to 70 bps G&A improvement year over year (6.4% in Q1 2026, 7.1% in Q1 2025)

The Astrana playbook in action

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

We've demonstrated our ability to provide better care at lower cost in our core market, California

California


1992
2019
2022
2023
2024
2025
~$380B
CA TAM Opportunity

Launched in Southern CA

Los Angeles 9.7M pop.[1]

MCR Improvement: ~(1,350) bps[2]

Built density in Southern CA

San Bernardino 2.2M pop.[1]

Riverside 2.5M pop.[1]

MCR Improvement: ~(750) bps[2]

Expanded into Northern CA

Bay Area 6.2M pop.[1]

MCR Improvement: ~(950) bps[3]

Expanded into Central CA

Central Valley 6.1M pop.[1]

Deepened CA Alignment

- Acquired Restricted Knox-Keene license
- Prime Community Care of Central Valley and BASS Medical Group joined Care Partners
- ~2.6k providers added[4]

Scaled CA Footprint

- Partnered with Prospect Health (July 2025)
- Expanded into OC & San Diego

Source: U.S. Census Bureau, population data as of 2022; CMS
1. County population data as of 2022.
2. Reflects the MCR improvement from 2019 to 2023.
3. Reflects MCR improvement from 2021 to 2023.
4. Represents Care Partners providers added between December 2023 and December 2024.

We continue to deploy the Astrana playbook in new markets

Building a differentiated experience for patients and providers

Care Partners

Grow a differentiated provider network

Care Enablement

Invest in patient programs, preventive care and care management

Bend the cost curve

Generate savings in prudent value-based arrangements with proactive, coordinated care management

Generate opex efficiencies leveraging Astrana's Care Enablement platform

2 – 3 Years to Profitability

Entered in Q4 2022



- ✦ 800+ providers within Care Partners
- ✦ AstranaCare clinics and Astrana risk-bearing entities are run-rate breakeven

Entered in Q3 2023



- ✦ 3,400+ providers within Care Partners serving over 18,000 Medicare Advantage lives
- ✦ Continuing to make progress towards profitability

The Astrana playbook in action

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

Prudently transitioning to full-risk contracts to better align incentives around patient outcomes and improve unit economics

Capitated Revenue by Risk Arrangement[1]


100%
65%
35%
53%
47%
27%
73%
24%
76%
20%
80%
19%
81%
2021
2022
2023
2024
2025
Q1 2026
2026E3

Members by Risk Arrangement[2]


60%
40%
57%
43%
Q1 2026
2026 E3
Full-risk
Partial-risk
Projected

Our partial-risk membership presents an **embedded opportunity** for increased platform value and risk alignment. We succeed in these contracts by **continuing to drive positive patient outcomes.**

1. Revenue by risk arrangement represents capitation revenue only.
2. Members by risk arrangement represent Care Partners membership only.
3. 2026 E based on April 2026 forecast.

The Astrana playbook in action

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

The Astrana Care Model invests in preventive care, works with patients longitudinally, and ultimately improves patient outcomes

67%
Fewer hospital admissions[1]

70%
Of prior auths are auto-approved[2]

4.7%
Lower hospital rate of readmission[3]

73
Net Promoter Score[4]

1. Legacy Astrana Health figures based on CY 2025 Medicare utilization rates across all IPAs compared to most recent available CMS benchmark.
2. Legacy Astrana Health figured based on CY 2025 prior authorization volume and approval data.
3. Legacy Astrana Health figures based CY 2025 Medicare utilization rates across all IPAs compared to most recent available CMS benchmark.
4. Net Promoter Score (NPS) based on Astrana Health's CY 2025 patient surveys; scores above 70 are considered world-class.

The Astrana playbook in action

Membership Growth: Sustainably growing membership to bring better care to more Americans

Revenue Per Member Growth: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

Our AI-native operating system drives scalable leverage across the enterprise









Provider Empowerment and Engagement

- All-in-one point-of-care tool for both providers and practice across quality, risk, care plans, prior auths, and claims
- Providers who actively use our tools deliver measurably better patient outcomes than those who do not

+24.1%

HEDIS gap closure[1] *(p<0.001)*

+30.5%

AWV completion[1] *(p<0.001)*

Care Management & Patient Outcomes

- Improved productivity gains and accelerated gap closure
- Automate workflows reduce time from gap closure to data submission

>100%

Increase in average monthly CBP[2] gap closures

Population Health & Analytics

- Composable "Command Center" dashboard highlights trends and opportunities to improve access and quality and enables risk stratification
- Care access analytics identify provider network optimization opportunities

99%

Inpatient admissions proactively actioned within 24 hours[3]

Operating Leverage

- Scalable platform drives meaningful operating leverage
- ~70% of prior auths are auto-approved, driving faster care for patients

~70%

Claims are auto-adjudicated, decreasing admin burden and ensuring providers are paid on time[4]

1. Legacy Astrana Health figures based on CY 2025 data.
2. CBP: Controlling Blood Pressure; Legacy Astrana Health data reflects the change in average monthly CBP gap closures from the first half of 2025 (baseline) to the second half of the year.
3. Legacy Astrana Health figures based on CY 2025 data for delegated HMO lives.
4. Legacy Astrana Health figured based on CY 2025 data.

That leverage is already translating into measurable G&A efficiency

500K
Agentic patient interactions
Per month through Voice & SMS

30%
Efficiency gain
Reduction in administrative time per care manager

~70%
Auto-approval[1]
Of all prior auth requests

<2 min
Decision time
For auto-adjudicated requests

GAAP Revenue & G&A % of Revenue *($ in millions)*



8.1%
7.6%
6.8%
~70bps decrease YoY
7.1%
6.4%
$1,386.7
$2,034.5
$3,181.8
$620.4
$965.1
2023
2024
2025
Q1 2025
Q1 2026
GAAP Revenue
G&A % of Revenue

G&A improved 70 bps YoY to 6.4% in Q1 2026, with further improvement expected as AI investments scale

1. Care Partners equipped with automated prior authorizations

Astrana Reaffirms FY2026 Guidance

$ in millions

	Q1 2026 Financial Results
Revenue	$965.1
Adjusted EBITDA[1]	$66.3
Free Cash Flow[2]	$64.1

	Actual FY 2025 Results	FY 2026 Guidance Range[1,2]
Total Revenue	$3,181.8	$3,800 - $4,100
Adjusted EBITDA[1]	$205.4	$250 - $280
Free Cash Flow[2]	$104.5	$105 - $132.5

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA," "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2.
2. See "Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow" and "Use of Non-GAAP Financial Measures" slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2.

Astrana is building the AI-native operating platform for healthcare

- **Membership Growth**
- **Revenue Per Member Growth**
- **Outcomes and Cost**
- **Operating Leverage**

Astrana Health



Care Partners | Care Delivery | Care Enablement

16 Markets

1.55M VBC Members

20k+ Providers

Appendix

Summary of Selected Financial Results

$ in thousands, except per share data	Three Months Ended March 31, 2026		2025
Revenue			
Capitation, net	$	892,908	$ 583,963
Risk pool settlements and incentives		12,486	14,491
Management fee income		15,685	2,310
Fee-for-service, net		37,831	14,890
Other revenue		6,190	4,736
Total revenue		965,100	620,390
Total expenses		936,572	599,807
Income from operations		28,528	20,583
Net income	$	13,131	$ 6,221
Net loss attributable to non-controlling interests		(1,305)	(471)
Net income attributable to Astrana Health	$	14,436	$ 6,692
Earnings per share – diluted	$	0.29	$ 0.14
EBITDA[1]	$	47,473	$ 21,449
Adjusted EBITDA[1]	$	66,298	$ 36,386
Adjusted EPS – Diluted[2]	$	0.74	$ 0.42

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.
2. See "Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS – Diluted" and "Use of Non-GAAP Financial Measures" slides for more information.

Segment Results

For the three months ended March 31, 2026

$ in thousands		Care Partners	Care Delivery	Care Enablement	Intersegment Elimination	Corporate Costs	Consolidated Total
Total revenues	$	909,703	85,077	87,745	(117,425)	-	965,100
% change vs prior year quarter		*51%*	*155%*	*122%*			
Cost of services		785,531	72,544	48,704	(47,423)	-	859,356
General and administrative expenses		72,546	14,374	17,259	(69,974)	27,532	61,737
Depreciation and amortization		12,170	1,122	1,629	-	558	15,479
Total expenses		870,247	88,040	67,592	(117,397)	28,090	936,572
Income (loss) from operations	$	39,456	(2,963)	20,153	(28)[1]	(28,090)	28,528
% change vs prior year quarter		*(11)%*	*(5)%*	*470%*			

1. Loss from operations for the intersegment elimination represents sublease income from segments renting from other segments. Sublease income is presented within other income which is not presented in the table.

Balance Sheet Highlights

$ in millions	3/31/2026	12/31/2025	$ Change
Cash and cash equivalents[1]	$478.4	$429.5	$48.9
Working capital	$258.7	$248.0	$10.7
Total stockholders' equity	$815.2	$793.3	$21.9

1. Excluding restricted cash and marketable securities.

Reconciliation of Net Income to EBITDA & Adjusted EBITDA

$ in thousands		Three Months Ended March 31, 2026		2025
Net Income	$	13,131	$	6,221
Interest expense		16,101		7,308
Interest income		(3,816)		(2,312)
Provision for income taxes		6,578		3,383
Depreciation and amortization		15,479		6,849
EBITDA		47,473		21,449
(Income) loss from equity method investments		(1,720)		867
Other, net		10,650[2]		6,259[3]
Stock-based compensation		9,895		7,811
Adjusted EBITDA	$	66,298	$	36,386
Adjusted EBITDA margin[1]		7%		6%

1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.; 2. Other, net, for the three months ended March 31, 2026, relates to an allowance on receivables that the Company plans to recover from the payer, post-acquisition integration costs, and severance fees incurred.; 3. Other, net for the three months ended March 31, 2025, relates to debt issuance costs expensed in connection with our Second Amended and Restated Credit Facility, transaction costs for our acquisition of Prospect, certain costs for some of our acquisitions, non-cash changes related to change in the fair value of our call option and collar agreement, and severance fees incurred.

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions	TTM Ended March 31, 2026	Year Ended 2025	2024	2023	2022	2021	2020	2019
Net Income	$ 31.0	$ 24.1	$ 49.9	$ 57.8	$ 45.7	$ 46.1	$ 122.1	15.8
Interest expense	58.7	50.0	33.1	16.1	7.9	5.4	9.5	4.7
Interest income	(13.7)	(12.2)	(14.5)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	18.7	15.5	30.9	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	54.4	45.7	27.9	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	149.1	123.1	127.3	109.5	110.1	99.1	203.5	46.8
(Income) loss from equity method investments	(4.3)	(1.7)	(4.5)	(5.1)	(5.7)[9]	5.3[9]	(0.3)[9]	2.9
Gain on sale of equity method investment	-	-	-	-	-	(2.2)	-	-
Other, net	49.8[2]	45.4[3]	13.0[4]	6.2[5]	3.3[6]	(1.7)[7]	(0.5)[7]	2.0[10]
Stock-based compensation	40.7	38.6	34.5	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	-	-	-	14.0	16.2[9]	26.4[9]	(103.3)[9]	1.5
Adjusted EBITDA[1]	$ 235.3	$ 205.4	$ 170.4	$ 146.6	$ 140.0	$ 133.5	$ 102.8	54.2
Net Revenue	$ 3,526.5	$ 3,181.8	$ 2,034.5	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	560.6
Adjusted EBITDA Margin[8]	7%	6%	8%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information.; 2. Other, net, for TTM ended March 31, 2026, relates to an allowance on receivables that the Company plans to recover from the payer, post-acquisition integration costs, $13.0 million for a legal matter with a provider associated with CFC HP, transaction costs primarily for the acquisition of Prospect, certain costs associated with the CHS transaction, non-cash changes related to the change in the fair value of our call option and collar agreement, and severance fees incurred.; 3. Other, net, for the year ended December 31, 2025, relates to $13.0 million for a legal matter with a provider associated with CFC HP, $25.9 million for transaction and integration costs primarily for the acquisition of Prospect, debt issuance costs incurred in connection with our Second Amended and Restated Credit Facility, certain costs and final settlement for some of our acquisitions, and severance fees incurred, partially offset by employer retention tax credits related to COVID-19 relief.; 4. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, financial guarantee via a letter of credit that we provided in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, our financing obligation to purchase the remaining equity interests in one of our investments, our contingent liabilities, and the Company's Collar Agreement.; 5. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 6. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 7. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020.; 8. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.; 9. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments.; 10. Other, net for the year ended December 31, 2019 is related to goodwill impairment.

Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS – Diluted

$ in thousands, except for share and per share data	Three Months Ended March 31, 2026		Three Months Ended March 31, 2025	
Net income	$	13,131	$	6,221
(Income) loss from equity method investments		(1,720)		867
Other, net[1]		10,650		6,259
Stock-based compensation		9,895		7,811
Amortization of intangible assets attributable to acquisitions		13,850		6,263
Tax adjustments		(7,525)[2]		(4,602)[3]
Adjusted net income attributable to non-controlling interests		(1,928)[4]		(2,317)[5]
Adjusted net income attributable to Astrana Health, Inc.	$	36,353	$	20,502
Weighted average shares of common stock outstanding – diluted		49,054,135		48,850,666
Adjusted earnings per share - diluted	$	0.74	$	0.42

1. The components of other, net, as set forth in the table above, are described in the footnotes to the table under "Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin". Please see the footnotes to such table for additional information.; 2. Tax adjustments for the three months ended March 31, 2026, includes the tax effect for, at a 27.1% statutory blended tax rate, the adjustments made to net income of $8.9 million, partially offset by 162(m) impact of $1.3 million.; 3. Tax adjustments for the three months ended March 31, 2025, includes the tax effect for, at a 27.1% statutory blended tax rate, the adjustments made to net income of $5.7 million, partially offset by 162(m) impact of $1.1 million.; 4. Includes net loss attributable to non-controlling interests ("NCI") of $1.3 million, offset by adjustments attributable to NCI of $3.2 million, for the three months ended March 31, 2026.; 5. Includes net loss attributable to NCI of $0.5 million, offset by adjustments attributable to NCI of $2.8 million, for the three months ended March 31, 2025.

Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

$ in thousands	Actual Results Three Months Ended March 31, 2026	Actual Results Year Ended December 31, 2025	Guidance[1] Year Ending December 31, 2026 Low	 High
Net cash provided by operating activities	$ 68,056	$ 114,597	$ 125,000	$ 145,000
Cash used in purchases of property and equipment	(4,000)	(10,106)	(20,000)	(12,500)
Free cash flow[2]	$ 64,056	$ 104,491	$ 105,000	$ 132,500

1. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2.
2. See "Use of Non-GAAP Financial Measures" slide for more information.

Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

$ in thousands	2026 Guidance Range			
		Low		High
Net Income	$	54,000	$	74,000
Interest expense		51,000		55,000
Provision for income taxes		38,000		44,000
Depreciation and amortization		65,000		65,000
EBITDA		208,000		238,000
Income from equity method investments		(4,000)		(4,000)
Other, net		7,000		7,000
Stock-based compensation		39,000		39,000
Adjusted EBITDA	$	250,000	$	280,000

Astrana Health

1. Note: See "Use of Non-GAAP Financial Measures" slide for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2.



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Astrana Health